UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Report to Shareholders

Global Infrastructure Fund	April 30, 2012

The views and opinions in this report were current as of April 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global stock markets posted good overall gains for the six months ended April 30, 2012. These results occurred against the backdrop of ongoing political and economic turmoil in Europe, sluggish economic growth in the U.S., and decelerating growth in key emerging markets. U.S. stocks led the way as corporate earnings improved despite the relatively slow pace of economic recovery. Emerging markets generally outpaced non-U.S. developed markets, but Japan also saw good gains, driven primarily by a weaker yen. European markets improved modestly on the whole, but performance varied widely between countries. Global infrastructure and utilities stocks generally mirrored the moderate gains of the broader market, while your fund outperformed its benchmark.

The Global Infrastructure Fund returned 5.59% for the six-month period ended April 30, 2012, and outpaced its benchmark, the UBS World Infrastructure & Utilities Index. (Results for the fund’s Advisor Class shares were slightly lower, reflecting their higher expenses.) Outside of a small allocation to the telecommunication services sector, energy infrastructure stocks were the fund’s top absolute performers during the period, led by oil, gas, and consumable fuels. Our industrial infrastructure and business services stocks also performed well, particularly road and rail shares, while utilities managed only modest gains. Stock selection and sector allocations boosted overall returns versus the benchmark, with good relative performance in the industrials and utilities sectors.

MARKET ENVIRONMENT

The past six months may be divided into two distinct periods. In November and December of 2011, global risk appetite plunged as the European debt crisis intensified and China’s economy decelerated toward a much-feared hard landing. Defensive stocks in the utilities universe performed extremely well as a result, particularly regulated utilities and those in the U.S., the UK, Brazil, and Australia. Infrastructure assets, on the other hand, generally underperformed in this risk-averse environment. European infrastructure assets were especially weak amid a slowing regional economy, rising sovereign bond yields, and growing fears that fiscal austerity would severely curtail infrastructure spending. Emerging markets infrastructure also underperformed as China’s economy slowed, and India struggled with a widening current account deficit and depreciating currency. Not surprisingly, the fund’s overweight allocation to infrastructure and emerging markets weighed on performance.

Risk appetite largely improved in the closing four months of the period. The European Central Bank lifted investor sentiment by injecting much-needed liquidity into the region’s financial system through its long-term refinancing operations (LTROs), which provided low-interest loans to European banks. Gradually improving economic data from the U.S. gave a further boost to investor confidence, as did signs of a soft landing for the Chinese economy and modest reform initiatives in India. Infrastructure outperformed utilities by a wide margin, and the fund’s performance improved as the appetite for riskier assets returned.

Some assets performed well throughout the entire six-month period. Oil and gas midstream infrastructure assets in the U.S. and Australia were supported by improved prospects for shale oil and gas in North America and coal seam gas in Australia. In addition, assets that enjoy pricing power through inflation-linked tariffs and inelastic demand tend to perform well when slower economic growth is not accompanied by a rapid decline in inflation. As a result, Brazilian utilities, Australian toll roads, and regulated utilities in the UK were strong performers during the period.

PERFORMANCE REVIEW

Energy infrastructure shares were the fund’s top absolute contributors for the period. An underweight allocation versus the UBS index dampened our relative performance, but stock selection helped to offset some of the negative impact. Our holdings in the sector continue to focus on the oil, gas, and consumable fuels industry, where our top performers were Enbridge and Williams Companies. These North American firms are major players in the transportation, processing, and storage of oil and gas derived from unconventional sources, chiefly shale. We expect gas demand to stay strong, but the huge supply of shale gas is likely to keep prices low as breakeven prices keep falling. There is a possibility of gas exports via liquid natural gas (LNG), but how this affects domestic gas prices will depend on the number of LNG plants being set up and their ability to obtain environmental permits. Spectra Energy gained in part due to its existing infrastructure presence after an LNG plant in western Canada received environmental approval. Sempra Energy—one of the fund’s larger holdings—is exploring plans to export LNG from the U.S. Gulf Coast. The production of gas and oil from vast North American shale deposits should create a secular tailwind for gas infrastructure over the long term. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The industrials sector was another solid contributor. Stock selection provided a substantial overall boost to the fund’s relative performance but detracted from results in the transportation infrastructure industry, which accounts for a major portion of our sector position. Our large overweight allocation to the broader sector had little impact on overall results. Road and rail stocks were among the fund’s better performers. Union Pacific, Canadian Pacific Railway, and CSX benefited from healthy traffic volumes resulting from the gradual economic recovery in North America. Shares of East Japan Railway also rose as the disruptions caused by the Fukushima disaster faded and the Japanese economy improved. Shares of Globaltrans Investment benefited from growth in Russia’s booming energy and natural resources sectors. The company was able to implement a larger-than-expected fee hike, thanks to a combination of healthy demand and a need for reliable rail transport service. Adani Ports & Special Economic Zone, India’s largest private port and special economic zone, weighed on returns as the Indian economy lost some of its steam.

Our utilities stocks rose modestly, while stock selection and a large underweight versus the benchmark boosted relative results. Performance between industries was mixed, with good gains among gas utilities and independent power producers offset by declines in our integrated electric utility shares. Calpine was a standout performer as the company rode a wave of investor optimism over the production and exploitation of North America’s vast natural gas resources. Gas continues to take market share in the U.S. power generation market, and early proposals to begin large-scale exports, particularly to energy-hungry Japan, bode well for the future. Shares of integrated electric utilities such as Exelon and PPL lost ground as investors began to favor higher-risk, higher-reward assets.

Elsewhere in the portfolio, telecommunication tower holding Crown Castle International posted double-digit gains on the heels of better-than-expected earnings and speculation that it may convert to a real estate investment trust (REIT). Crown Castle is among the largest U.S. cellphone tower companies and should benefit from rising demand for 3G capability, smartphones, and tablets. Conversion to a REIT could prove appealing to income-oriented investors (REITs are typically required to distribute 90% of their taxable income to shareholders), as well as real estate investors looking to diversify their portfolios.

From a geographic perspective, we continue to favor emerging over developed markets. Valuations among emerging market stocks remain attractive overall, and modestly lower inflation should result in slightly easier monetary policy, which typically benefits infrastructure and utilities stocks. We have increased our exposure to China and expect that gradual improvements to economic growth along with modest fiscal stimulus over the coming quarters should provide a boost to infrastructure capital spending. We continue to have an overweight allocation to India versus the UBS index. Although the country faces serious risks from currency depreciation and policy responses to inflationary pressures, India still has a huge need for infrastructure spending, and equities still appear cheap relative to their earnings potential. Overall, we believe softening prices for oil and other commodities should help India and China.

Among developed markets, we are underweight North America, driven primarily by an underweight in regulated utilities, whose valuations are more closely linked to U.S. Treasuries than their earnings. We are positioned for a modest, sustainable economic recovery in the region and favor natural gas utilities as they continue to take market share from older coal-fired utilities. We remain underweight regulated utilities, which still appear expensive on a relative price-to-earnings basis. We also favor transportation infrastructure stocks, particularly road and rail companies that should benefit from ongoing revival of economic growth, though on a modest scale. We maintain an underweight allocation to Europe in light of the Continent’s persistent debt troubles and slowing economy. We are wary of integrated utilities, in particular, but are cautiously optimistic about European infrastructure names due to their defensive earnings quality, high dividend yield, and cheap valuations.

OUTLOOK

We expect continued market volatility in the face of ongoing uncertainties in developed and emerging markets. In the U.S., a contentious and potentially polarizing political environment in the lead-up to the fall elections could hinder any substantive efforts to deal with sluggish economic growth and long-term fiscal imbalances. European policy-makers are struggling to keep the eurozone intact by implementing much-needed fiscal discipline and structural reforms without strangling economic growth, but they are facing profound political and social discontent. At the same time, growth in key emerging markets such as China, India, and Brazil has clearly slowed.

There are reasons for optimism, however. The U.S. economic recovery, while not particularly strong, has proven remarkably resilient. The current Greek crisis is a wake-up call for policymakers throughout Europe—north, south, core, and periphery—to craft effective and politically palatable solutions to the economic and fiscal challenges facing the eurozone. Although economic growth in emerging markets has slowed, it remains relatively robust. Importantly, leaders in emerging countries have so far shown a willingness to sustain growth, and the relatively healthy fiscal positions of emerging markets allow more room for policy maneuvers than in developed markets. In the corporate world, balance sheets are healthier, banks are better capitalized, and liquidity has improved markedly since the 2008–2009 financial crisis.

We expect gradual economic improvement in most of the world’s major markets, particularly in the second half of 2012. However, Europe (excluding Germany) will remain a drag on growth. Developed market interest rates are likely to stay low for some time, but rates in emerging markets are not likely to fall much further due to persistent inflation. We will be watching commodity prices closely, particularly in the energy segment. A combination of slower growth in China, a weak European economy, and natural gas substitution in the U.S. could drive commodity prices down over the medium term, which would benefit global infrastructure on the whole.

As we move through this uncertain environment, we will remain focused on high quality, stable yields, and attractive valuations in stocks that we believe can prosper over the long term as the global economy gradually expands.

Thank you for your ongoing trust and support.

Respectfully submitted,

Susanta Mazumdar
Portfolio manager and chairman of the fund’s Investment
Advisory Committee

May 22, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Because the fund concentrates its investments in infrastructure-related companies, it will be more susceptible to changes affecting that industry than would a fund that does not concentrate its investments in a particular industry. Infrastructure-related companies can be negatively affected by adverse economic and political developments, as well as changes in regulations, environmental problems, casualty losses, and increases in interest rates.

GLOSSARY

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

UBS World Infrastructure & Utilities Index: An index designed to track the performance of globally listed infrastructure stocks.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/12
Enbridge, Canada	3.2%
Vinci, France	2.5
Centrica, United Kingdom	2.5
PG&E, United States	2.4
GDF Suez, France	2.4
Sempra Energy, United States	2.2
American Electric Power, United States	2.2
American Tower, United States	2.1
East Japan Railway, Japan	2.1
Crown Castle International, United States	2.1
FirstEnergy, United States	2.0
AES, United States	1.9
Calpine, United States	1.8
Union Pacific, United States	1.8
Exelon, United States	1.7
Origin Energy, Australia	1.7
Enel, Italy	1.6
PPL, United States	1.6
Central Japan Railway, Japan	1.5
Spectra Energy, United States	1.5
International Power, United Kingdom	1.5
CCR, Brazil	1.4
Williams Companies, United States	1.4
United Utilities, United Kingdom	1.4
CLP Holdings, Hong Kong	1.4
Total	47.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“Investor Class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/12	Year Ended 10/31/11	1/27/10 Through 10/31/10
NET ASSET VALUE			
Beginning of period	$ 10.23	$ 10.67	$ 10.00
Investment activities			
Net investment income[1]	0.10[2]	0.25[2]	0.16[2]
Net realized and unrealized gain (loss)	0.43	(0.55)	0.51
Total from investment activities	0.53	(0.30)	0.67
Distributions			
Net investment income	(0.26)	(0.14)	–
Net realized gain	(0.12)	–	–
Total distributions	(0.38)	(0.14)	–
NET ASSET VALUE			
End of period	**$ 10.38**	**$ 10.23**	**$ 10.67**

Ratios/Supplemental Data

	6 Months Ended 4/30/12	Year Ended 10/31/11	1/27/10 Through 10/31/10
Total return[3]	5.59%[2]	(2.83)%[2]	6.70%[2]
Ratio of total expenses to average net assets	1.10%[2][4]	1.10%[2]	1.10%[2][4]
Ratio of net investment income to average net assets	2.03%[2][4]	2.33%[2]	1.92%[2][4]
Portfolio turnover rate	18.6%	30.9%	18.6%
Net assets, end of period (in thousands)	$ 42,032	$ 42,465	$ 33,265

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 2/28/14.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS — For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/12	Year Ended 10/31/11	1/27/10 Through 10/31/10
NET ASSET VALUE			
Beginning of period	$ 10.20	$ 10.65	$ 10.00
Investment activities			
Net investment income[(1)]	0.09[(2)]	0.23[(2)]	0.24[(2)]
Net realized and unrealized gain (loss)	0.43	(0.54)	0.41
Total from investment activities	0.52	(0.31)	0.65
Distributions			
Net investment income	(0.25)	(0.14)	–
Net realized gain	(0.12)	–	–
Total distributions	(0.37)	(0.14)	–
NET ASSET VALUE			
End of period	**$ 10.35**	**$ 10.20**	**$ 10.65**

Ratios/Supplemental Data

Total return[(3)]	**5.49%**[(2)]	**(2.93)%**[(2)]	**6.50%**[(2)]
Ratio of total expenses to average net assets	1.20%[(2)(4)]	1.20%[(2)]	1.20%[(2)(4)]
Ratio of net investment income to average net assets	1.89%[(2)(4)]	2.21%[(2)]	2.74%[(2)(4)]
Portfolio turnover rate	18.6%	30.9%	18.6%
Net assets, end of period (in thousands)	$ 347	$ 365	$ 18

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.20% contractual expense limitation in effect through 2/28/14.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return it is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
AUSTRALIA 3.4%		
Common Stocks 3.4%		
Asciano	97,906	483
Origin Energy	51,035	705
Toll Holdings	39,685	242
Total Australia (Cost $1,439)		1,430
BRAZIL 3.3%		
Common Stocks 3.0%		
CCR	77,500	601
Energias do Brasil	47,700	332
Mills Estruturas e Servicos de Engenharia	27,500	358
		1,291
Preferred Stocks 0.3%		
Cemig	5,875	116
		116
Total Brazil (Cost $1,075)		1,407
CANADA 3.7%		
Common Stocks 3.7%		
Canadian Pacific Railway	2,800	216
Enbridge	32,000	1,341
Total Canada (Cost $910)		1,557
CHINA 8.4%		
Common Stocks 8.4%		
Beijing Enterprises (HKD)	96,000	536
China Longyuan Power, H Shares (HKD) (1)	539,600	426
China Merchants Holdings International (HKD)	178,000	577
China Railway Construction, H Shares (HKD)	72,000	57
China Resources Gas Group (HKD)	108,000	210

China Resources Power Holdings (HKD)	310,000	566
ENN Energy Holdings (HKD)	144,000	506
Sichuan Expressway, H Shares (HKD) (1)	794,000	319
Zhejiang Expressway, H Shares (HKD)	500,000	360
Total China (Cost $3,714)		3,557
FRANCE 7.5%		
Common Stocks 7.5%		
Alstom	2,795	100
Eutelsat	9,102	324
GDF Suez	43,896	1,010
GDF Suez, Rights, 8/29/12 (1)	43,896	–
Suez Environnement	31,619	446
Veolia Environnement	15,479	227
Vinci	22,772	1,055
Total France (Cost $4,300)		3,162
GERMANY 2.8%		
Common Stocks 2.8%		
E.ON	17,015	385
Fraport	6,678	434
RWE	8,865	381
Total Germany (Cost $1,369)		1,200
HONG KONG 2.5%		
Common Stocks 2.5%		
Cheung Kong Infrastructure	82,000	486
CLP Holdings	68,000	582
Total Hong Kong (Cost $845)		1,068

INDIA 4.9%

Common Stocks 4.9%

Adani Ports & Special Economic Zone	125,006	302
Adani Power (1)	217,725	266
Container Corporation of India	8,162	136
Crompton Greaves	43,733	108
Gail India	33,235	208
GMR Infrastructure (1)	532,137	272
Gujarat State Petronet	97,118	122
IRB Infrastructure Developers	51,195	167
Jaiprakash Associates	197,475	280
Larsen & Toubro	8,749	203
Total India (Cost $2,996)		2,064

INDONESIA 1.7%

Common Stocks 1.7%

Perusahaan Gas Negara	984,500	359
Sarana Menara Nusantara (1)	228,000	370
Total Indonesia (Cost $678)		729

ITALY 3.9%

Common Stocks 3.9%

Atlantia	32,838	498
Enel	208,264	683
Terna	121,804	453
Total Italy (Cost $2,266)		1,634

JAPAN 4.6%

Common Stocks 4.6%

Central Japan Railway	79	655
East Japan Railway	14,300	889

RUSSIA 1.0%		
Common Stocks 1.0%		
Global Ports Investment, GDR (USD)	4,828	72
Globaltrans Investment, GDR (USD)	17,563	344
Total Russia (Cost $317)		416
SINGAPORE 2.9%		
Common Stocks 2.9%		
Hutchison Port Holdings Trust, Equity Units (USD)	436,000	329
Mapletree Industrial Trust, Equity Units, REIT	627,653	573
SembCorp Industries	82,000	335
Total Singapore (Cost $1,143)		1,237
SOUTH KOREA 0.8%		
Common Stocks 0.8%		
KEPCO Plant Service & Engineering	9,727	358
Total South Korea (Cost $332)		358
SPAIN 1.5%		
Common Stocks 1.5%		
Abertis Infraestructuras	31,384	486
Red Electrica	3,377	147
Total Spain (Cost $690)		633
SWITZERLAND 0.7%		
Common Stocks 0.7%		
ABB	16,555	302
Total Switzerland (Cost $330)		302

UNITED ARAB EMIRATES 1.0%

Common Stocks 1.0%

DP World (USD)	36,010	413
Total United Arab Emirates (Cost $342)		413

UNITED KINGDOM 5.3%

Common Stocks 5.3%

Centrica	209,064	1,042
International Power	91,931	622
United Utilities	58,300	585
Total United Kingdom (Cost $1,965)		2,249

UNITED STATES 34.1%

Common Stocks 34.1%

AES (1)	64,500	808
American Electric Power	23,500	913
American Tower, REIT	13,800	905
Calpine (1)	41,200	772
CenterPoint Energy	18,200	368
Chesapeake Utilities	4,200	176
Clean Harbors (1)	600	41
Crown Castle International (1)	15,400	872
CSX	19,400	433
Entergy	8,100	531
Exelon	18,100	706
FirstEnergy	18,200	852
McDermott International (1)	20,100	227
MDU Resources Group	21,300	489
NRG Energy (1)	25,000	425
OGE Energy	6,500	351
PG&E	22,900	1,013

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $41,037)	$	42,127
Receivable for investment securities sold		237
Dividends receivable		157
Cash		30
Receivable for shares sold		27
Due from affiliates		10
Foreign currency (cost $2)		2
Other assets		222
Total assets		42,812
Liabilities		
Payable for shares redeemed		114
Payable for investment securities purchased		103
Due to affiliates		23
Investment management fees payable		8
Other liabilities		185
Total liabilities		433
NET ASSETS	$	42,379
Net Assets Consist of:		
Undistributed net investment income	$	173
Accumulated undistributed net realized loss		(598)
Net unrealized gain		1,090
Paid-in capital applicable to 4,082,656 shares of $0.01 par value capital stock outstanding; 4,500,000 shares of the Corporation authorized		41,714
NET ASSETS	$	42,379
NET ASSET VALUE PER SHARE		
Investor Class ($42,031,672 / 4,049,081 shares outstanding)	$	10.38
Advisor Class ($347,607 / 33,575 shares outstanding)	$	10.35

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS

($000s)

		6 Months Ended 4/30/12
Investment Income (Loss)		
Dividend income (net of foreign taxes of $43)		$ 650
Expenses		
Investment management		166
Shareholder servicing		
Investor Class	$ 43	
Advisor Class	1	44
Rule 12b-1 fees		
Advisor Class		1
Prospectus and shareholder reports		
Investor Class	10	
Advisor Class	3	13
Custody and accounting		100
Registration		22
Legal and audit		29
Directors		3
Miscellaneous		5
Reductions of fees and expenses		
Investment management fees waived		(99)
Expenses reimbursed by manager		(55)
Total expenses		229
Net investment income		421
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		(434)
Foreign currency transactions		(14)
Net realized loss		(448)
Change in net unrealized gain (loss)		
Securities		2,281
Other assets and liabilities denominated in foreign currencies		1
Change in net unrealized gain		2,282
Net realized and unrealized gain		1,834
INCREASE IN NET ASSETS FROM OPERATIONS		$ 2,255

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/12	Year Ended 10/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 421	$ 985
Net realized gain (loss)	(448)	659
Change in net unrealized gain (loss)	2,282	(3,223)
Increase (decrease) in net assets from operations	2,255	(1,579)
Distributions to shareholders		
Net investment income		
Investor Class	(1,066)	(473)
Advisor Class	(9)	(2)
Net realized gain		
Investor Class	(492)	–
Advisor Class	(5)	–
Decrease in net assets from distributions	(1,572)	(475)
Capital share transactions*		
Shares sold		
Investor Class	3,380	21,141
Advisor Class	120	350
Distributions reinvested		
Investor Class	1,259	372
Advisor Class	8	2
Shares redeemed		
Investor Class	(5,746)	(10,271)
Advisor Class	(157)	(6)
Redemption fees received	2	13
Increase (decrease) in net assets from capital share transactions	(1,134)	11,601
Net Assets		
Increase (decrease) during period	(451)	9,547
Beginning of period	42,830	33,283
End of period	**$ 42,379**	**$ 42,830**
Undistributed net investment income	173	827

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Infrastructure Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital. Income is a secondary objective. The fund has two classes of shares: the Global Infrastructure Fund original share class, referred to in this report as the Investor Class, offered since January 27, 2010, and the Global Infrastructure Fund–Advisor Class (Advisor Class), offered since January 27, 2010. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption will have no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2012, approximately 25% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $7,679,000 and $8,454,000, respectively, for the six months ended April 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2012, the cost of investments for federal income tax purposes was $41,265,000. Net unrealized gain aggregated $862,000 at period-end, of which $5,003,000 related to appreciated investments and $4,141,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2012, the fund had no deferred tax liability attributable to foreign securities and $46,000 of foreign capital loss carryforwards, all of which expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price Singapore Private Ltd., a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2012, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, management fees in the amount of $99,000 were waived and expenses in the amount of $55,000 were reimbursed by Price Associates during the six months ended April 30, 2012. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $711,000 remain subject to repayment at April 30, 2012.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2012, expenses incurred pursuant to these service agreements were $83,000 for Price Associates; $32,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 560,714 shares of the Investor Class and 14,178 shares of the Advisor Class, aggregating 14% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board also unanimously approved the continuation of the investment management subdelegation agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price Singapore Private Ltd. (Subadvisor) on behalf of the fund. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, accounting, and administrative services; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month, one-year, and since-inception periods, as well as the fund’s return from its inception on January 27, 2010, through the end of 2010, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and facto ring in the fund’s limited operating history and relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor for the Investor Class and Advisor Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor) for both classes was below the median for comparable funds. The information also indicated that the total expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients that illustrated how the requirements and economies of the institutional business are fundamentally different from those of the mutual fund business. The information showed that the Advisor’s responsibilities for its institutional account business are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises and that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Advisory Contract were reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 14, 2012